2Q25 (L)earnings August 2025

This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding Recursion’s ability to demonstrate the potential of technology-driven approaches to increase speed, quality and the scalability of drug discovery; Recursion's future as a leader in TechBio and ability to deliver better treatments to patients faster; Recursion’s OS industrializing first- and best- in-class drug discovery; our ability to industrialize clinical development and the effect of doing so on clinical trial outcomes; the occurrence or realization of potential milestones; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, and progression toward IND- enabling and other potential studies; advancements of our pipeline, partnerships, and data strategies; the potential size of the market opportunity for our drug candidates; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners and the amount and timing of potential milestone payments; the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS; the potential for additional partnerships; our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates including our ability to leverage the datasets acquired through the license agreement into increased machine learning capabilities and accelerate clinical trial enrollment; Recursion’s cash position and cash runway; the completion of core integration plans and the results of the business combination with Exscientia; and many others. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Recursion does not undertake any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. Important Information 2

Recursion OS 2.0

Recursion’s unbiased platform approach delivers a strong internal and partnered portfolio 4 • Powered by proprietary and fit- for-purpose scaled data • End-to-end capabilities spanning novel target discovery, precision chemistry and optimized clinical trials • Built upon iterative cycles of dry- lab predictions and wet-lab validation to accelerate learning Models Portfolio Compute Data Generation & Validation

Boltz-2: Open-source model with MIT commoditizing binding affinity prediction approaching FEP accuracy at 1000x speed 5 Over 171K downloads and 41.5K unique users in less than two months Designed for drug discovery and virtual screening Contact/pocket constraints — ensure output follows respects given conditions Allows users to specify an experimental modality to emulate Template steering — allows users to input reference templates that embed prior knowledge

ClinTech: Industrialize clinical development by building an end-to-end platform to increase probability of success

Causal AI applied to human genomics

- **Patient-platform** connectivity
- Enables **target validation** and **patient stratification**
- Supports expansion into **new indications**

Intelligent clinical trial design

- **More robust trial planning** via clinical trial simulations
- **Potential for up to 30% more patients** receive optimal dose

AI-powered recruitment & execution

- **Potential for 50% faster enrollment projections** through high quality sites
- **2+ months faster** trial activation

*Powered by **integrated tech stack, RWE, and agentic solutions***

Strategic Partnerships

Helix

faro

TEMPUS

healthverity

6

Recursion

Delivering Pipeline Advancements and Partnership Value

	Target	Disease Indication	Late Discovery	Preclinical	Phase 1/2	Pivotal/Phase 3
Oncology						
REC-617	**CDK7**	Advanced Solid Tumors				
REC-1245	**RBM39**	Biomarker-Enriched Solid Tumors & Lymphoma				
REC-3565	**MALT1**	B-Cell Malignancies				
REC-7735	**PI3Kα H1047R**	Breast Cancer				
Rare Disease						
REC-4881	**MEK1/2**	Familial Adenomatous Polyposis				
REC-102	**ENPP1**	Hypophosphatasia				



REC-4539 for Small-Cell Lung Cancer (target: LSD1) is on strategic pause.

Partnerships

	Therapeutic Area	Highlights
Roche and Genentech	Neuroscience & Oncology	First neuroscience phenomap in human cell context. One optioned Gi oncology program continues to advance. Potential for up to 40 compound programs
Sanofi	Oncology & Immunology	Milestones achieved across four distinct BIC and FIC discovery programs in 18 months; potential for several program milestones upcoming
Bayer	Oncology	Advancing multiple programs with previously "undruggable" targets to lead series milestones
Merck KGaA, Darmstadt, Germany	Oncology & Immunology	Multi-year collaboration to identify and advance first-in-class and best-in-class programs

7

Recursion

Recursion brings medicines to clinic faster and at lower cost 0 10 20 30 40 50 60 Industry Recursion T im e t o c a n d id a te I D ( m o n th s ) Go faster 0 5 10 15 20 25 30 Industry Recursion C o s t to I N D ( $ M ) Spend less 0 500 1,000 1,500 2,000 2,500 3,000 Industry Recursion Highly productive compound design # s y n th e s iz e d t o c a n d id a te 0 2 4 6 8 10 12 14 Industry Recursion T im e t o h it p a c k a g e ( m o n th s ) Quickly validate hypotheses (Far Left): Time from hypothesis screening to validated hit package for legacy Recursion programs. (Center Left): Legacy Exscientia compounds synthesized from hit to candidate ID. (Center Right): Total molecule-related spend from hypothesis screening to the completion of IND-enabling studies for legacy Recursion novel chemical entity (NCE) programs that advanced to clinical trials. The cost to IND has been inflation-adjusted using the US Consumer Price Index (CPI) (Far Right). Time to validated lead is the average of >280 legacy Recursion programs since late 2017 through 2024. Industry data adapted from Paul, et al., Nature Reviews Drug Discovery (2010) 9, 203–214 8

Building Momentum: Portfolio Advancement Fueled by Platform Insights

Delivering Pipeline Advancements and Partnership Value

	Target	Disease Indication	Late Discovery	Preclinical	Phase 1/2	Pivotal/Phase 3
Oncology						
REC-617	**CDK7**	Advanced Solid Tumors				
REC-1245	**RBM39**	Biomarker-Enriched Solid Tumors & Lymphoma				
REC-3565	**MALT1**	B-Cell Malignancies				
REC-7735	**PI3Kα H1047R**	Breast Cancer				
Rare Disease						
REC-4881	**MEK1/2**	Familial Adenomatous Polyposis				
REC-102	**ENPP1**	Hypophosphatasia				



REC-4539 for Small-Cell Lung Cancer (target: LSD1) is on strategic pause.

Partnerships

	Therapeutic Area	Highlights
Roche and Genentech	Neuroscience & Oncology	First neuroscience phenomap in human cell context. One optioned Gi oncology program continues to advance. Potential for up to 40 compound programs
Sanofi	Oncology & Immunology	Milestones achieved across four distinct BIC and FIC discovery programs in 18 months; potential for several program milestones upcoming
Bayer	Oncology	Advancing multiple programs with previously "undruggable" targets to lead series milestones
Merck KGaA, Darmstadt, Germany	Oncology & Immunology	Multi-year collaboration to identify and advance first-in-class and best-in-class programs

10

Recursion

Advancing programs with strong therapeutic rationale, powered by Recursion OS

REC-617 | CDK7	REC-1245 | RBM39	REC-4881 | MEK1/2
Solid tumors[1]	Solid tumors[2], Lymphoma	Familial adenomatous polyposis (FAP)
Optimized PK/PD for wider therapeutic index	Phenotypic insight reveals novel MOA for synthetic-lethal targeting in genomically unstable cancers	Phenotypic insight on MEK1/2 inhibition for APC-mutant FAP
~185,000 addressable patients	*~100,000+ addressable patients*	*~50,000 addressable patients*

REC-3565 | MALT1	REC-7735 | PI3Kα H1047R	REC-102 | ENPP1i
B cell malignancies	Breast Cancer	Hypophosphatasia (HPP)
Potential for lower UGT1A1 inhibition and off-target AEs	Selective and wider therapeutic index	Oral, highly selective & potent, suitable for lifetime dosing
~41,000 addressable patients	*~11,000 addressable patients*	*~7,800[3] addressable patients*

Addressable patient populations estimate based on annual US+EU5 and currently identified indications
1. Includes ovarian cancer, breast cancer, non-small cell lung cancer (NSCLC), colorectal cancer, pancreatic cancer, head and neck cancer
2. Biomarker-enriched
3. Diagnosed patients

Note: REC-4539 | LSD1: Precision designed for reversibility and CNS penetration. *Strategic pause to ensure a competitive Target Product Profile*

11

Recursion

Recursion OS 2.0: Efficiently delivering novel insights, precision design, and optimized clinical trials



AI-powered Biological Insights
AI-enabled Precision Design
AI-informed Clinical Development
Transcriptomics Assay & Models
MOA Deconvolution
Phenomics Assay & Models
Nomination Workflow
Scientific Agents
Scaled Binding Affinity Predictions
ML-based Patient Connectivity (RWD)
LLMs & Graphs
3D Protein & Atomistic Models
Molecular Property Prediction & Design
Automated Chemistry
Design Workflow
Scientific Agents
Automated ADMET
Automated Biology
Causal AI Patient stratification & indication selection
ClinTech Workflow
AI-powered Recruitment
Clinical Trial Design

12

Recursion

REC-1245 (RBM39 degrader): Novel biological insight drives clinical program



AI-powered Biological Insights
AI-enabled Precision Design
AI-informed Clinical Development
Transcriptomics Assay & Models
MOA Deconvolution
Phenomics Assay & Models
Nomination Workflow
Scientific Agents
Scaled Binding Affinity Predictions
ML-based Patient Connectivity (RWD)
LLMs & Graphs
3D Protein & Atomistic Models
Molecular Property Prediction & Design
Automated Chemistry
Design Workflow
Scientific Agents
Automated ADMET
Automated Biology
Causal AI Patient stratification & indication selection
ClinTech Workflow
AI-powered Recruitment
Clinical Trial Design

13

Recursion

REC-1245 | RBM39 degrader

Platform links RBM39 biology to CDK12, a key regulator of DNA damage response genes (DDR) and replication stress (RS)

AI-guided Multimodal Mapping



Deep genome coverage across major DDR pathways in HUVEC PhenoMap[1]

- **Whole Genome CRISPR** knockouts; close to **1 million** compounds profiled
- **Vast** DDR network resolution **unattainable** with single-readout screens

CDK12 Axis Recapitulated


CCNK
CDK12
CDK12
CCNK
Opposite
Similar

CDK12 and Cyclin K (CCNK) share a similar signature in phenomic readout

- CDK12 kinase activity **requires** CCNK binding, a **well-established** dependency
- **Validates** approach and potential for novel **AI-**driven **mechanistic** and **patient** insights

Genetic-Chemical Convergence


Similar
Opposite
CDK13
RBM39
CDK12
CDK12
RBM39
CDK13

RBM39 loss mimics CDK12 inhibition, providing a druggable potential analog

- Suppresses DDR networks and cell-cycle pathways
- Potential for **tumor-selective** activity with a **wider** therapeutic index

14

1. *List of DDR genes and pathways obtained from Knijnenburg 2018*

Recursion

Multi-Omics insights link RBM39 dependency to transcription- replication stress and DNA repair vulnerabilities Epigenetic Regulation Cell Cycle Control Transcription DNA Damage Repair RBM39 & REC-1245 Clusters across various mechanisms of replication stress and DNA repair vulnerabilities REC-1245 | RBM39 degrader

REC-1245 | RBM39 degrader

Selective degradation of RBM39 impairs splicing, compromising DDR pathways and transcriptional regulation


mRNA transcripts
RBM39
1
Skipped Exon (SE)
Alternative Splicing
(DDR Network)
Clinically-actionable
Mutations in DDR
(MSI, etc.)
2
DNA
Damage
(γH2AX)
G_2/M Cell Cycle Arrest
Fail
- DNA damage
G_1
Cell Cycle
M
S
G_2
3

1. RBM39 Degradation

- **REC-1245** recruits **RBM39** & **DCAF15** for rapid proteasomal degradation
- Loss of this splice adaptor destabilizes the spliceosome

2. DDR Gene Silencing

- Long repair transcripts (***BRCA1/2, ATR, etc.***) retain introns and degrade
- Fork protection fails, marked by rising **γH2AX** and stalled replication

3. Mitotic Collapse

- Compromised **G2/M checkpoints** push cells into mitosis without repair
- Resulting chromosomal breakage drives **tumor cell death**

RBM39 degradation **recapitulates CDK12 loss**, potentially enabling a **synthetic-lethal opportunity** in genomically unstable cancers

16

Recursion

REC-1245 | RBM39 degrader

Target tumors characterized by drivers of genomic instability arising from replication stress potentially linked to RBM39 dependency

Broad patient subsets with replication stress and DNA repair vulnerabilities[1]

Epigenetic Dysregulation	Cell Cycle Alterations	DDR Defects	Oncogenic Drivers

>100,000 patients in US & EU5 per year[2]

Replication stress and DNA repair vulnerabilities span several solid tumors and blood cancers

- Including colorectal, endometrial, lung, breast, sarcoma, bladder, ovarian, pancreatic, DLBCL and AML
- Correlates with clinically actionable alterations
  - E.g., MYC/MYCN amplification, SWI/SNF loss, MSI-H, HRR defects
- Potential to meaningfully expand beyond initial patient population

In vitro: cell viability with REC-1245[3]



CTG IC_{50} (µM)
10
8
6
4
2
0
Epigenetic dysregulation
Cell cycle altered
DDR defects
Oncogenic drive
RS-low
NCI-H2081
OVK18
NCI-H841
SW-13
U2OS
A2780
NCI-H209
KYSE-70
NCI-H82
Saos-2
MDA-MB-361
NCI-H2227
KP4
SW1463
MV4;11
SU-DHL-10
A673
HEC-50B
COLO 684
HEC-1A
TOV-21G
HEC-251
C-33 A
CAL-51
RT4
T-47D
HepG2
VCaP
WiDR

Emerging preclinical data uncover replication stress as a potential signature for REC-1245 sensitivity

- REC-1245 also demonstrates concentration-dependent increases in γH2AX in high replication stress driven human cancer cells *in vitro (data not shown)*

1. *da Costa 2022, NRDD*
2. *Internal company estimates. Assumes US+EU5 addressable incidence with biomarker-enriched solid tumors and other select histologies.*
3. *Cell lines were assigned to broad pathway dysregulation contexts based on 1 or more documented alteration from CCLE/GSDC databases*

17

Recursion

REC-1245 | RBM39 degrader

Emerging preclinical data suggests greater sensitivity with REC-1245 in high replication stress and DDR vulnerable tumors

REC-1245 demonstrates reduction in tumor volume across different tumors with high-RS signatures and DNA repair vulnerability[1]


A2780 (Ovarian)
Epigenetic dysregulation
Tumor Volume (mm³)
Days post treatment
HEC-251 (Endometrial)
Cell cycle alterations
TOV-21G (Ovarian)
DDR Defects, MSI-H
LS513 (CRC)
Oncogenic drivers
Vehicle BID
REC-1245 10 mg/kg BID

1. *N=4 mice per group.*

18
Recursion

REC-1245 | RBM39 degrader

Platform derived insight to unlocking comprehensive genomic instability vulnerabilities

Recursion OS Insight



CDK13
CDK12
RBM39
RBM39
CDK12
CDK13

RBM39 loss mimics CDK12 deficiency

- 204 candidates synthesized to candidate ID (REC-1245)
- Advanced program from target ID to IND-enabling studies in 18 months

Mechanistic Validation



RBM39 Degradation
%RBM39 Degradation
(Normalized-Vehicle)
120
100
80
60
40
20
0
0.01
1
100
10000
Concentration (nM)

REC-1245 translates phenotypic insights

- Driving rapid and potent RBM39 degradation in human PBMCs within 24 hours

Preclinical Data



Ovarian CDX Model: OVK18 (MSI-H)
Tumor Volume (mm³)
1,800
1,500
1,200
900
600
300
0
Vehicle
REC-1245 1 mg/kg BID
REC-1245 3 mg/kg BID
REC-1245 10 mg/kg BID
0
4
8
12
16
Days post treatment

REC-1245 induces significant tumor regressions in an ovarian CDX

- Model driven by elevated replication stress

19

Recursion

REC-1245 | RBM39 degrader

Phase 1/2 monotherapy dose escalation ongoing with early safety/PK data anticipated 1H26

Dose Escalation & Confirmation

DAHLIA patient population:
- Multi-omic guided insights for initial advanced solid tumor population
  - Cancers with high genomic instability (e.g., endometrial)
  - Biomarker enriched populations (e.g., 2L+ MSI-H/dMMR[1])

REC-1245 monotherapy **dose escalation** → Minimum efficacious dose → REC-1245 monotherapy dose confirmation → RP2D → **REC-1245 monotherapy** Tumor-specific expansion cohorts

Dose Expansion

Cohort 1 TBD

Cohort 2 TBD

Clinical Updates

Monotherapy data update expected in **1H26**

- First patient dosed in 4Q24
- Early safety and PK from monotherapy trial in 1H26

DAHLIA: A Study of REC-1245 in Participants With Unresectable, Locally Advanced, or Metastatic Cancer; NCT06678659

1. Progressed on, been ineligible for, or intolerant to at least on prior checkpoint inhibitor

20

Recursion

REC-617 (CDK7 inhibitor): Precision design for optimal therapeutic index and causal AI for indication validation


AI-powered Biological Insights
AI-enabled Precision Design
AI-informed Clinical Development
Transcriptomics Assay & Models
MOA Deconvolution
Phenomics Assay & Models
Nomination Workflow
Scientific Agents
Scaled Binding Affinity Predictions
ML-based Patient Connectivity (RWD)
LLMs & Graphs
3D Protein & Atomistic Models
Molecular Property Prediction & Design
Automated Chemistry
Design Workflow
Scientific Agents
Automated ADMET
Automated Biology
Causal AI Patient stratification & indication selection
Clintech Workflow
AI-powered Recruitment
Clinical Trial Design

21

Recursion

22 AI-guided precision design for optimized therapeutic index High permeability, rapid absorption, low efflux Target affinity and selectivity CDKC IC50 (nM) CDK family selectivity Cell potency HCC70 (breast cancer) IC50 (nM) OVCAR-3 (ovarian cancer) IC50 (nM) Safety and metabolism hERG IC50 (μM) Human microsome Clint μL/min/mg Human hep Clint μL/min/106 cells ADME Caco-2 A2B (efflux) 106 cm/s pH 7.4 μg/mL F % (p.o.) • Generative AI models used to design novel scaffolds • Active learning and experimental data leveraged rapidly to optimize ADME • 136 novel compounds to Candidate ID in <12 months Designed to optimize PK/PD and maximize potential therapeutic index REC-617 achieves peak exposures in the clinic exceeding CDK7 IC80 and well below CDK2 IC80 • AI-designed molecule achieves rapid, potent CDK7 inhibition 1. CDK7 IC80 reflects biochemical in vitro potencies on file REC-617 | CDK7 inhibitor As of the November 2024 data cut, REC-617 showed one confirmed partial response and multiple cases of stable disease, with a favorable safety profile and no maximum tolerated dose reached

REC-617 | CDK7 inhibitor

AI-enabled causal inference strengthens preclinical data for indication selection of ovarian cancer for ELUCIDATE

Cell Panels

Cell Line: OVCAR3


% Viability
OVCAR3
2.354 nM
REC-617 Concentration (nM)

Ovarian cell line sensitive to CDK7 inhibition with REC-617

- Unbiased analysis of over 360 cell lines in glo titer assay

In vivo Models

CDX Model: OVCAR[1]


Tumor Volume (mm³)
Vehicle
REC-617 1mpk
REC-617 3mpk
REC-617 10mpk
Days post treatment

Potent tumor regression with REC-617 treatment

- <10 hours of exposure above IC80 to optimize benefit-risk

Causal Inference using Omics and Clinical data

Patient Data: Ovarian Cancer[2]


CDK7 Expression and Overall Survival
Survival probability
Number of months post-sequencing
CDK7 Expression
High
Low

CDK7 emerges as a likely driver of poor survival in ovarian cancer based on a causal inference framework leveraging multi-omic and clinical data

- Over ~32K patient records using DNA, RNA and clinical outcomes

Impact

- Supports preclinical findings with **causal inference using omics and patient data**
- **1st indication:** 2L+ platinum-resistant ovarian cancer (PROC)

1. Besnard et al, AACR (2022)
2. Causal inference framework based on a network-informed directed acyclic graph (DAG) to assess CDK7's impact on clinical outcomes. Patients were indexed on their date of NGS sequencing and followed until death or censoring with 10 + years of patient follow available. The model adjusts for relevant clinical and genomic confounders, including BRCA status, treatment history, and tumor genomics.

23

Recursion

Phase 1/2 single-arm combination in ovarian cancer initiated 1H25 24 ELUCIDATE: Study to Assess GTAEXS617 in Patients With Advanced Solid Tumors; NCT05985655 1. SOC includes single-agent chemotherapy, bevacizumab ± chemotherapy, PARP inhibitors in select patients Clinical Updates • Early data indicates favorable safety profile • Maximum Tolerated Dose (MTD) not yet reached ✓ Combination escalation initiated 1H25 • 2L PROC selected as first cohort • Site selection & activation in process Monotherapy data update expected in 2H25 Single-Arm Tumor Expansion Cohorts Combination: REC-617 + SOC1 2L+ platinum-resistant ovarian cancer (PROC) Monotherapy Dose Escalation All-comers Patients with advanced solid tumors RP2D(s) Monotherapy: REC-617 Monotherapy: REC-617 R/R ovarian cancer Additional Combinations: REC-617 + SOC REC-617 | CDK7 inhibitor

Partnered Discovery Delivering on differentiated programs

Advancing partnership discovery by leveraging Recursion 2.0

sanofi

4 **Program milestone payments achieved** in last 18 months

Several programs **advancing towards development candidate** over next 12-15 months

Roche
Genentech
A Member of the Roche Group

5 **Phenomaps in Neuroscience, GI Oncology**

- 1 trillion iPSC-derived cells
- 100 billion GI Oncology relevant cells
- 5,000 transcriptomes

Continued **program advancement** in a GI oncology indication and multiple neuroscience **programs into target validation** advanced by leveraging the RecursionOS and Genentech's biology expertise

BAYER

Recursion & Bayer have **nominated multiple early discovery precision oncology programs** against previously "undruggable" targets

Merck KGaA
Darmstadt, Germany

Multiple-year collaboration to **identify first-in-class and best-in-class** targets

Potential for over **$100 million** in partnership milestones by end of 2026

26

Recursion

Financial Update

Well positioned to deliver on upcoming milestones

2Q25 Highlights

Cash, cash equivalents and restricted cash

- $533.8 million in cash[1] as of June 30, 2025

Streamlining of operations and infrastructure

- Expected to reduce pro forma operating expenses by ~35% from 2024 to 2026[2]

Operational cash inflows

- $7 million Sanofi milestone payment
- $28.6 million R&D tax credit

2025 & 2026

Guidance

- Potential for over $100 million in partnership inflows by end of 2026[3]
- Expected 2025 cash burn[4] of <$450 million
- Expected 2026 cash burn[4] of <$390 million

Expected cash runway into the fourth quarter of 2027

1. Cash, cash equivalents and restricted cash
2. YE2024 reported OpEx for Recursion and Exscientia combined, excluding non-cash GAAP items (e.g. share-based compensation). 2026 estimate of <$390 million cash burn
3. Risk-adjusted cash inflows from partnerships included in estimated cash runway
4. Cash burn, defined as operating cash flow less capital expenditures, excluding partnership and financing inflows, transaction expenses and severance

28
Recursion

Looking ahead

Continuing our evolution to deliver differentiated, high-confidence programs 30 Differentiated, high quality programs with novel pathway biology, chemistry design, and competitive positioning emerging from evolving Recursion 2.0 platform Unique biologic insights identified from maps with different cell types MoA and Target deconvolution using Boltz-2, QM/MD, & CRISPR screens Patient strategy supported by translational models & RWE Illustrative

Internal and external pipeline momentum

FY 2025 and 2026 upcoming pipeline catalysts

2025

H1

- [x] **REC-617 (CDK7i) in advanced solid tumors**
  Initiation of combination studies

H2

- [ ] **REC-4881 (MEK1/2i) in FAP**
  Additional safety and efficacy data from TUPELO
- [ ] **REC-617 (CDK7i) in advanced solid tumors**
  Additional Phase 1 data from ELUCIDATE
- [ ] **REC-7735 (PI3Kα H1047Ri)**
  DC nomination

2026

H1

- [ ] **REC-1245 (RBM39)**
  Early safety and PK from monotherapy trial

H2

- [ ] **REC-3565 (MALT1)**
  Early safety and PK from monotherapy trial
- [ ] **REC-102 (ENPP1i)**
  Ph1 initiation – 2H26

Partnership Catalysts

Potential for **additional phenomap options**

Potential for **multiple new project initiations**

Potential for **multiple programs optioned** by partners

Roche Genentech

sanofi

Merck KGaA Darmstadt, Germany

BAYER

31

Recursion